SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

        Date of Report (day of earliest event reported) November 8, 1996
                                       OR



            Boston Financial Apartment Properties Limited Partnership
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            (Exact name of registrant as specified in its charter)
                                  Massachusetts
                  State or other jurisdiction of incorporation


Commission file number        33-78152                    04-3228655
                                           (I.R.S. Employer Identification No.)


   101 Arch Street, Boston, Massachusetts                    02110-1106
------------------------------------------                   ----------
  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code            (617) 439-3911






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                      BOSTON FINANCIAL APARTMENT PROPERTIES
                             (A Limited Partnership)




Item 4.  Changes in Registrant's Certifying Accountant

On November 8, 1996, the firm of Ernst & Young, LLP was dismissed as the principal accountant to audit the registrant's financial statements. Reports on the financial statements of the registrant by Ernst & Young, LLP for years ending December 31, 1995 and 1994, respectively, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the General Partner of the registrant.

During the years ending December 31, 1995 and 1994, respectively, and for the subsequent interim period, January 1, 1996 through November 8, 1996, there were no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The firm of Reznick, Fedder & Silverman has been engaged as principal accountant to audit the registrant's financial statements.

The registrant has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of the letter from Ernst & Young LLP to the Securities & Exchange Commission is filed as Exhibit 1 hereto.

Item 7.         Financial Statements and Exhibits

         1. Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 8, 1996.


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                      BOSTON FINANCIAL APARTMENT PROPERTIES
                             (A Limited Partnership)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 21, 1996          BOSTON FINANCIAL APARTMENT PROPERTIES
                                            Limited Partnership

                          By: BF Growth Properties Limited Partnership, its General Partner

                          By:      BF Growth Properties, Inc.
                                   its General Partner

                                  /s/Vincent J. Costantini
                                  Vincent J. Costantini
                                  Vice President and Treasurer


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EXHIBIT 1


[LOGO]

[LETTERHEAD]


November 8, 1996



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


Gentlemen:
 We have read Item 4 of Form 8-K dated November 8, 1996 of Boston Financial Apartment Properties, L.P. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                     Very truly yours,


                                                     /s/Ernst & Young, LLP
                                                     Ernst & Young, LLP